SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 15, 2007

ECO DEPOT, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-24857	57-1094726
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

15954 Jackson Creek Parkway, Suite B
Monument, Colorado 80132
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

719-495-7955
 (ISSUER TELEPHONE NUMBER)

21 Richbell Street, Thornhill, Ontario L4J 5W5 Canada
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Sheldon Gold resigned as a member of the Company's Board of Directors effective as of October 15, 2007.  Sheldon Gold also resigned as the Company's President, Chief Executive Officer, and Chief Financial Officer, effective October 15, 2007.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Steven Weaver of Pure H20 Solutions, Inc. was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

Mr. Steven Weaver, Chairman & President

Mr. Weaver has 22 years of environmental and natural resource management experience.  In addition, he spent 15 years as an executive in the green construction field including habitat and ecosystem restoration, endangered species reintroduction and reforestation.  Currently, Mr. Weaver is Chief Executive Officer for Pure H2O Solutions, Inc. an international seawater desalination firm.

Mr. Weaver has a Masters degree in International Politics and Natural Resource Economics.  He has extensive experience working in global markets with top leaders in government, non-governmental organizations, and environmental groups.  Internationally, Mr. Weaver has construction management experience with companies in Asia, Western, Central, and Eastern Europe, the Middle East, Africa, and the Americas.

One of Mr. Weaver’s key initiatives has been developing alternative energy technologies for projects in environmentally sensitive areas including rainforests, deserts, alpine tundra, and boreal forests.  Mr. Weaver has also commandeered projects related to soil, air and water conservation and utilized methods to use and development environmentally friendly construction materials and techniques.  His work has been endorsed by several US Senators, the US Department of Commerce, World Wildlife Fund for Nature, Audubon, Smithsonian, Nature Conservancy and others.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Depot, Inc.

Date: October 15, 2007	By:	/s/ Steven Weaver
Steven Weaver President